SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A2


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 13, 2002



                         Shadows Bend Development, Inc.
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             (Exact name of Registrant as specified in its Charter)


                 Nevada                               87-0617649
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     (State or other jurisdiction          (IRS Employer Identification No.)
                                of incorporation)


      200 Lafayette Street, Suite 750, Baton Rouge, LA           70801
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        (Address of principal executive offices)               (Zip Code)


                                 (225) 343-7811
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              (Registrant's telephone number, including area code)


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ITEM  4.  CHANGES IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Clyde Bailey, PC, has audited our balance sheets as of December 31, 2001 and the related statements of operations, statement of stockholders' equity and the statements of cash flows for the years ended December 31, 2001 and 2000 and from inception (January 20, 2000) to December 31, 2001.

On May 3, 2002, Shadows Bend Development, Inc. (the "Company") dismissed its independent auditor, Clyde Bailey, PC ("Clyde Bailey, PC") and engaged the services of Ham, Langston & Brezina, LLP, Certified Public Accountants of Houston, Texas ("Ham, Langston & Brezina") as its new independent auditors for its current fiscal year, ending December 31, 2002. The Company's Board (the "Board") authorized the dismissal of Clyde Bailey, PC and the engagement of Ham, Langston & Brezina.

During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through May 3, 2002, there were no disagreements between the Company and Clyde Bailey, PC under Item 304(a)(1)(iv) or on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Clyde Bailey, PC's satisfaction, would have caused Clyde Bailey, PC to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events described under Item 304(1)(v) of Regulation S-B.

The audit reports of Clyde Bailey, PC on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The financial statement which accompanies our Form 10-KSB for the year ended December 31, 2001 and that were filed with the Securities and Exchange Commission on April 18, 2002 did contain a going concern disclosure stating that the financial statements were prepared based on the assumption that the Company would continue as a going concern. A letter from Clyde Bailey, PC is attached hereto as
Exhibit 16.1, indicating its concurrence with the disclosures in this and the preceding paragraph.

During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through May 3, 2002, the Company did not consult with Ham, Langston & Brezina regarding either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ham, Langston & Brezina, LLP provided the Company a written report or oral advice regarding such principles or audit opinion.

We have provided Clyde Bailey, PC with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees to disagrees with the disclosures made herein. Their response is filed with this Amended Form 8-K as exhibit 16.1.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial  Statements

None

(c)  Exhibits

16.1  Letter  on  change  in  certifying  accountant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Shadows Bend Development, Inc.


Dated:  June 13, 2002        By:  /s/  Michael W. Sciacchetano
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                             Michael  W.  Sciacchetano,  President,
                             Director and Principal Financial Accounting Officer

        June 13, 2002        By:  /s/  Alvin Gautreaux
                             ---------------------------------------------------
                             Alvin Gautreaux, Director and Secretary



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